                                                                    Exhibit 4(k)






                       HUNTINGTON BANCSHARES INCORPORATED


                                       TO


                            THE CHASE MANHATTAN BANK

                   a New York banking corporation, as Trustee




                                     FORM OF

                                    INDENTURE


                            Dated as of June 4, 1998




                         Junior Subordinated Debentures

                       HUNTINGTON BANCSHARES INCORPORATED


         Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317, which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1980, are a part of and govern the Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of June 4, 1998.

Trust Indenture                                                   Indenture
  Act Section                                                      Section
  -----------                                                      -------
ss. 310 (a)(1), (2) and (5)...............................................609
          (a)(3)...............................................Not Applicable
          (a)(4)...............................................Not Applicable
          (b).............................................................608
              ............................................................610
          (c)..................................................Not Applicable
ss. 311   (a).............................................................613
          (b).............................................................613
          (b)(2).......................................................703(a)
ss. 312   (a).............................................................701
              .........................................................702(a)
          (b)..........................................................702(b)
          (c)..........................................................702(c)
ss. 313   (a)..........................................................703(a)
          (b)..........................................................703(b)
          (c).......................................................703(a)(b)
          (d)..........................................................703(c)
ss. 314   (a)(1), (2) and (3).............................................704
          (a)(4).........................................................1004
          (b)..................................................Not Applicable
          (c)(1)..........................................................102
          (c)(2)..........................................................102
          (c)(3)...............................................Not Applicable
          (d)..................................................Not Applicable
          (e).............................................................102
          (f)..................................................Not Applicable
ss. 315   (a).............................................................601
          (b).............................................................602
          ................................................................703
          (c).............................................................601
          (d).............................................................601
          (d)(1)..........................................................601
          (d)(2)..........................................................601
          (d)(3)..........................................................601
          (e).............................................................514
ss. 316   (a).............................................................101
          (a)(1)(A).......................................................512
          (a)(1)(B).......................................................513
          (a)(2)...............................................Not Applicable
          (b).............................................................508
          (c)..........................................................104(c)
ss. 317   (a)(1)..........................................................503
          (a)(2)..........................................................504

                                        i

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
                                                                       Page
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
          (b)...........................................................1003
ss. 318   (a)............................................................107



         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.


                                TABLE OF CONTENTS
                                -----------------


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                                   ARTICLE ONE

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION .............................1
SECTION 101.  Definitions....................................................................   2
    Act ......................................................................................  2
    Additional Interest .....................................................................   2
    Additional Sums .........................................................................   2
    Affiliate ...............................................................................   2
    Authenticating Agent ....................................................................   2
    Board of Directors ......................................................................   2
    Board Resolution ........................................................................   2
    Business Day ............................................................................   2
    Capital Securities ......................................................................   2
    Capital I Securities ....................................................................   2
    Commission ..............................................................................   2
    Common Securities .......................................................................   2
    Company .................................................................................   2
    Company Request .........................................................................   2
    Company Order ...........................................................................   2
    Corporate Trust Office ..................................................................   2
    Covenant Defeasance .....................................................................   2
    Custodian ...............................................................................   3
    Declaration .............................................................................   3
    Defaulted Interest ......................................................................   3
    Depositary ..............................................................................   3
    Distributions ...........................................................................   3
    Dollar or $ .............................................................................   3
    Event of Default ........................................................................   3
    Exchange Act ............................................................................   3
    Extension Period ........................................................................   3
    Federal Reserve .........................................................................   3
    Global Security .........................................................................   3
    Guarantee ...............................................................................   3
    Holder..................................................................................    3
    Indenture ...............................................................................   3
    Interest Payment Date ...................................................................   3
    Investment Company Event ................................................................   3

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

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
         Junior Subordinated Securities .................................................................   3
         Legal Defeasance ...............................................................................   4
         Maturity .......................................................................................   4
         Officers' Certificate ..........................................................................   4
         Opinion of Counsel .............................................................................   4
         Original Issue Date ............................................................................   4
         Outstanding ....................................................................................   4
         Paying Agent ...................................................................................   4
         Person .........................................................................................   5
         Predecessor Security ...........................................................................   5
         Property Trustee ...............................................................................   5
         Redemption Date.................................................................................   5
         Redemption Price ...............................................................................   5
         Regular Record Date ............................................................................   5
         Regulatory Capital Event .......................................................................   5
         Responsible Officer ............................................................................   5
         Securities .....................................................................................   5
         Securities Act .................................................................................   5
         Security Register ..............................................................................   5
         Security Registrar .............................................................................   5
         Senior Indebtedness ............................................................................   5
         Special Event ..................................................................................   6
         Special Record Date ............................................................................   6
         Stated Maturity ................................................................................   6
         Subsidiary .....................................................................................   6
         Tax Event ......................................................................................   6
         Trust...........................................................................................   6
         Trustee ........................................................................................   6
         Trust Indenture Act ............................................................................   6
         U.S. Government Obligations ....................................................................   7
         Vice President .................................................................................   7

SECTION 102.  Compliance Certificates and Opinions; Officers' Certificate of
                  Evidence...............................................................................   7

SECTION 103.  Form of Documents Delivered to Trustee.....................................................   7

SECTION 104.  Acts of Holders; Record Dates..............................................................   7

SECTION 105.  Notices, Etc. to Trustee and the Company...................................................   8

SECTION 106.  Notice to Holders; Waiver..................................................................   8

SECTION 107.  Conflict With Trust Indenture Act..........................................................   9

SECTION 108.  Effect of Headings and Table of Contents...................................................   9

SECTION 109.  Separability Clause .......................................................................   9

SECTION 110.  Benefits of Indenture......................................................................   9

SECTION 111.  GOVERNING LAW .............................................................................   9

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
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
SECTION 112.  Legal Holidays ..............................................   9


              ARTICLE TWO

            SECURITY FORMS ................................................  10

             ARTICLE THREE

            THE SECURITIES ................................................  10

SECTION 301.  Title and Terms .............................................  10

SECTION 302.  Denominations ...............................................  13

SECTION 303.  Execution, Authentication, Delivery and Dating...............  13

SECTION 304.  Temporary Securities.........................................  14

SECTION 305.  Registration; Registration of Transfer and Exchange..........  14

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.............  15

SECTION 307.  Payment of Interest; Interest Rights Preserved...............  15

SECTION 308.  Persons Deemed Owners......................................... 16

SECTION 309.  Cancellation ................................................  17

SECTION 310.  Computation of Interest......................................  17

SECTION 311.  Right of Set-off ............................................  17

SECTION 312.  CUSIP Numbers ...............................................  18

SECTION 313.  Global Securities ...........................................  18

SECTION 314.  Special Transfer Provisions .................................  18

                                  ARTICLE FOUR

              SATISFACTION AND DISCHARGE; DEFEASANCE.......................  19

SECTION 401.  Satisfaction and Discharge of Indenture......................  19

SECTION 402.  Legal Defeasance ............................................  20

SECTION 403.  Covenant Defeasance..........................................  20

SECTION 404.  Conditions to Legal Defeasance or Covenant Defeasance .......  21

SECTION 405.  Application of Trust Money ..................................  21


                                       iv

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

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
SECTION 406.  Indemnity for U.S. Government Obligations ..................................      22


                                      ARTICLE FIVE

               REMEDIES ..................................................................      22

SECTION 501.  Events of Default ..........................................................      22

SECTION 502.  Acceleration of Maturity; Rescission and Annulment .........................      23

SECTION 503.  Collection of Senior Indebtedness and Suits for Enforcement by Trustee .....      23

SECTION 504.  Trustee may File Proofs of Claim ...........................................      24

SECTION 505.  Trustee may Enforce Claims Without Possession of Securities ...............       24

SECTION 506.  Application of Money Collected ............................................       24

SECTION 507.  Limitation on Suits ........................................................      24

SECTION 508.  Unconditional Right of Holders to Receive Principal and Interest;
                Capital Security Holders' Rights .........................................      25

SECTION 509.  Restoration of Rights and Remedies .........................................      25

SECTION 510.  Rights and Remedies Cumulative .............................................      25

SECTION 511.  Delay or Omission not Waiver ...............................................      26

SECTION 512.  Control by Holders .........................................................      26

SECTION 513.  Waiver of Past Defaults ....................................................      26

SECTION 514.  Undertaking for Costs ......................................................      26

SECTION 515.  Waiver of Stay or Extension Laws ...........................................      27

                                     ARTICLE SIX

                TRUSTEE ..................................................................      27

SECTION 601.  Certain Duties and Responsibilities ........................................      27

SECTION 602.  Notice of Defaults .........................................................      27

SECTION 603.  Certain Rights of Trustee ..................................................      27

SECTION 604.  Not Responsible for Recitals or Issuance of Securities .....................      28

SECTION 605.  Trustee and Other Agents may Hold Securities ...............................      29


                                        v

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
                                                                                        Page
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
SECTION 606.  Money Held in Trust.. ......................................................29

SECTION 607.  Compensation; Reimbursement; and Indemnity................................. 29

SECTION 608.  Disqualification; Conflicting Interests ................................... 29

SECTION 609.  Corporate Trustee Required; Eligibility.................................... 30

SECTION 610.  Resignation and Removal; Appointment of Successor ......................... 30

SECTION 611.  Acceptance of Appointment by Successor..................................... 31

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business................ 32

SECTION 613.  Preferential Collection of Claims Against Company.......................... 32

SECTION 614.  Appointment of Authenticating Agent ....................................... 32

                                  ARTICLE SEVEN

        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY ............................... 33

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders ................. 33

SECTION 702.  Preservation of Information; Communications to Holders .................... 34

SECTION 703.  Reports by Trustee......................................................... 34

SECTION 704.  Reports by Company......................................................... 34

                                  ARTICLE EIGHT

        CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE ...........................  34

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms .....................  34

SECTION 802.  Successor Person Substituted .............................................  35

                                  ARTICLE NINE

        SUPPLEMENTAL INDENTURES.......................................................... 35

SECTION 901.  Supplemental Indentures Without Consent of Holders......................... 35

SECTION 902.  Supplemental Indentures With Consent of Holders............................ 36

SECTION 903.  Execution of Supplemental Indentures....................................... 37

SECTION 904.  Effect of Supplemental Indentures.......................................... 37

SECTION 905.  Conformity With Trust Indenture Act........................................ 37


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
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
SECTION 906.  Reference in Securities to Supplemental Indentures ........................    37

                                   ARTICLE TEN

               COVENANTS.................................................................    37

SECTION 1001.  Payment of Principal and Interest ........................................    37

SECTION 1002.  Maintenance of Office or Agency...........................................    38

SECTION 1003.  Money for Security Payments to be Held in Trust...........................    38

SECTION 1004.  Statements by Officers as to Default......................................    39

SECTION 1005.  Existence.................................................................    39

SECTION 1006.  Maintenance of Properties.................................................    39

SECTION 1007.  Payment of Taxes and Other Claims.........................................    39

SECTION 1008.  Waiver of Certain Covenants..............................................     39

SECTION 1009.  Payment of the Trust's Costs and Expenses................................     40

SECTION 1010.  Restrictions on Payments and Distributions...............................     40

SECTION 1011.  Original Issue Discount..................................................     41

SECTION 1012.  Additional Sums..........................................................     41


                                 ARTICLE ELEVEN

                          SUBORDINATION OF SECURITIES...................................     41

SECTION 1101.  Securities Subordinate to Senior Indebtedness............................     41

SECTION 1102.  Default on Senior Indebtedness............................................    42

SECTION 1103.  Prior Payment of Senior Indebtedness Upon Acceleration of Securities......    42

SECTION 1104.  Liquidation; Dissolution..................................................    42

SECTION 1105.  Subrogation...............................................................    43

SECTION 1106.  Trustee to Effectuate Subordination.......................................    44

SECTION 1107.  Notice by the Company ....................................................    44

SECTION 1108.  Rights of the Trustee; Holders of Senior Indebtedness....................     45



                                      vii
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
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
SECTION 1109. Subordination May Not Be Impaired.........................................     45

                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES....................................     45

SECTION 1201. Applicability of Article..................................................     45

SECTION 1202. Election to Redeem; Notice to Trustee.....................................     46

SECTION 1203. Selection by Trustee of Securities to be Redeemed.........................     46

SECTION 1204. Notice of Redemption......................................................     46

SECTION 1205. Deposit of Redemption Price...............................................     47

SECTION 1206. Securities Payable on Redemption Date.....................................     47

SECTION 1207. Securities Redeemed in Part...............................................     47

                                ARTICLE THIRTEEN

                                  SINKING FUND.........................................      48

SECTION 1301. Applicability of Article................................................       48

SECTION 1302. Satisfaction of Sinking Fund Payments With Securities...................       48

SECTION 1303. Redemption of Securities for Sinking Fund...............................       48


                  This INDENTURE is dated as of June 4, 1998, between HUNTINGTON BANCSHARES INCORPORATED, a Maryland corporation (the "Company"), having its principal office at the Huntington Center, 41 South High Street, Columbus, Ohio 43287 and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (the "Trustee").

                                    RECITALS


                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of it unsecured junior subordinated debentures in series (the "Junior Subordinated Securities" or the "Securities") of substantially the tenor hereinafter provided, including Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more statutory business trusts (each a "Trust") of undivided preferred beneficial interests in the assets of such Trust (the "Capital Securities") and undivided common beneficial interests in the assets of such Trust (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued, and declared; and

                  WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions.

                  For all purposes of this Indenture, except as expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and the masculine as well as the feminine;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (4) the words "hereby," "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision;

                  (5) a reference to any Person shall include its successor and assigns;

                  (6) a reference to any agreement or instrument shall mean such agreement or instrument as supplemented, modified, amended, or amended and restated and in effect from time to time;

                  (7) a reference to any statute, law, rule, or regulation, shall include any amendments thereto applicable to the relevant Person, and any successor statute, law, rule, or regulation; and

                  (8) a reference to any particular rating category shall be deemed to include any corresponding successor category, or any corresponding rating category issued by a successor or subsequent rating agency.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Interest" means the interest, if any, that shall accrue on any interest of any Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

                  "Additional Sums" has the meaning specified in Section 1012.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board as the context requires.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or the Executive Committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York or the City of Columbus are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or with respect to the Securities of a series initially issued to a Trust for so long as such Securities are held by such Trust, the principal office of the Property Trustee, under the related Declaration, is closed for business.

                  "Capital Securities" has the meaning specified in the Recitals to this instrument.

                  "Capital I Securities" means the obligations of the Company associated with the Floating Rate Capital Securities issued by Huntington Capital I.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities" has the meaning specified in the Recitals to this instrument.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal office of the Trustee in the City of New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is located at 450 West 33rd Street, New York, New York 10001, Attention: Global Trust Services.

                  "Covenant Defeasance" has the meaning specified in Section
403.

                  "Custodian" means the custodian for the time being of any Global Security as designated by the Depositary.

                  "Declaration" means, with respect to any Trust, the declaration of trust or other governing instrument, as amended, modified, or supplemented from time to time, of such Trust.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

                  "Distributions," with respect to the Trust Securities issued by a Trust, means amounts payable in respect of such Trust Securities as provided in the related Declaration and referred to therein as Distributions.

                  "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

                  "Event of Default," unless otherwise specified with respect to a series of Securities as contemplated by Section 301, has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

                  "Extension Period" has the meaning specified in Section 311.

                  "Federal Reserve" means the Board of Governors of the Federal Reserve System, as from time to time constituted, or if at any time after the execution of this Indenture the Federal Reserve is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

                  "Global Security" means a Security that evidences all or part of a series of Securities and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

                  "Guarantee" means, with respect to any Trust, the Guarantee Agreement made by the Company in favor of The Chase Manhattan Bank as trustee thereunder for the benefit of the Holders (as defined therein) of the Capital Securities issued by such Trust and the holder of the Common Securities of such Trusts, as modified, amended, or supplemented from time to time.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and shall include the terms of each particular series of Securities as contemplated by Section 301.

                  "Interest Payment Date" means, as to each series of Securities, when used with respect to any installment of interest on a Security, the date specified in such Security as the fixed date on which an installment of interest with respect to the Securities is due and payable.

                  "Investment Company Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in the interpretation or application of law or regulations by any legislative body, court, governmental agency, or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Securities.

                  "Junior Subordinated Securities" has the meaning specified in the Recitals to this instrument.

                  "Legal Defeasance" has the meaning specified in Section 402.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity (which may be extended as therein or herein provided) or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed on behalf of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President, or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial, or accounting officer of the Company. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each officer signing the Officers' Certificate on behalf of the Company has read the covenant or condition and the definitions relating thereto;

                  (b) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (c) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (and who may be an employee of the Company). An opinion of counsel may rely on Officers' Certificates as to matters of fact.

                  "Original Issue Date" means the date of issuance specified as such in each Security.

                  "Outstanding", when used in reference to any Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holder of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
(iii) Securities which have been paid pursuant to Section 306, or in exchange or for in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company, any of its subsidiaries or any of its affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

                  "Property Trustee" means, with respect to any Trust, the Person identified as the "Property Trustee" in the related Declaration, solely in its capacity as Property Trustee of such Trust under such Declaration.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or the terms of such Security.

                  "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 301 with respect to Securities of such series, the date this is fifteen days next proceeding such Interest Payment Date.

                  "Regulatory Capital Event" means that the Company shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any rules, guidelines, or policies of the Federal Reserve or (b) any official or administrative pronouncement or action or judicial decision for interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Capital Securities, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute Tier 1 capital (or its then equivalent); provided, however, that the distribution of the Securities in connection with the liquidation of the Trust by the Company shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office, including any Vice President, Assistant Vice Presidents, the Secretary, any Assistant Secretary, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities" or "Security" has the meaning specified in the Recitals to this instrument.

                  "Securities Act" means the Securities Act of 1933 or any successor statute thereto, in each case, as amended from time to time.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Senior Indebtedness" means, whether recourse is to all or a portion of the assets of the Company and whether or not contingent, (i) every obligation of the Company for money borrowed; (ii) every obligation of the Company evidenced by bonds, debentures, notes, or other similar instruments, including obligations incurred in connection with the acquisition of property, assets, or businesses; (iii) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances, or similar facilities issued for the account of the Company; (iv) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Company; (vi) every obligation of the Company for claims (as defined in Section 101(4) of the United States Bankruptcy Code of 1978, as amended) in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Company has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise; provided that "Senior Indebtedness" shall not include (a) any obligations which, by their terms, are expressly stated to rank pari passu in right of payment with, or to not be superior in right of payment to, the Securities, (b) any indebtedness of the Company which when incurred was without recourse to the Company, (c) any indebtedness of the Company to any of its Subsidiaries, (d) any indebtedness to any employee of the Company, or (e) any indebtedness in respect of debt securities issued to any trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is a financing entity of the Company in connection with the issuance of such financing entity of securities that are similar to the Capital Securities, including the obligations associated with the Capital I Securities.

                  "Special Event" means either an Investment Company Event, a Regulatory Capital Event, or a Tax Event.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof (or premium, if any) or interest (including any Additional Interest) thereon, means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security or such installment of principal (or premium, if any) or interest (including any Additional Interest), is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Tax Event" means the receipt by the Trust of an Opinion of Counsel, rendered by a law firm experienced in such matters, to the effect that, as a result of (a) any amendment to, clarification of, change in, or announced proposed change in the laws (or any regulations promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any judicial decision, any official administrative pronouncement, ruling (including any private letter ruling or technical advice memorandum or field service advice), revenue agent's report, regulatory procedure, notice, or pronouncement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), regardless of whether such judicial decision or Administrative Action is issued to or in connection with a proceeding involving the Company or a Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action, or decision is enacted, promulgated, or announced in each case, is taken on or after the date of original issuance of the Capital Securities there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Securities,
(ii) interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "Trust" has the meaning specified in the Recitals to this instrument.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "U.S. Government Obligations" has the meaning specified in
Section 404.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102. Compliance Certificates and Opinions; Officers' Certificate of Evidence.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 103.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee at the address specified in Section 105 and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and

(subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 15th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section
701) prior to such first solicitation or vote, as the case may be.

                  With regard to any record date, only the Holders of Outstanding Securities of relevant series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  Notices, Etc. to Trustee and the Company.

                  Any request, demand, authorization, direction, notice, consent, waiver, or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished, or filed in writing to or with the Trustee at its Corporate Trust Office; or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company; provided, however, that the Trustee may provide such information or documents to the Company by facsimile or overnight courier.


SECTION 106. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by telecopier or overnight air courier guaranteeing next day delivery.

SECTION 107.  Conflict With Trust Indenture Act.

                  If any provision hereof limits, qualifies, or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or so be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Capital Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy, or claim under this Indenture.

SECTION 111.  GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE PROVISIONS OF THE TRUST INDENTURE ACT THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

SECTION 112.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 SECURITY FORMS


                  The Securities of each series and the Trustee's certificate of authentication in definitive form shall be substantially in the form attached hereto as Exhibit A or such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto.

                  If the Securities of a series are distributed to the holders of Capital Securities and Common Securities, the record holder (including any Depositary) of any Capital Securities or Common Securities shall be issued such Securities in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the legends, if any, in substantially the form of the legends existing on the security representing the Capital Securities or Common Securities to be exchanged (with such changes thereto as the officers executing such Securities determine to be necessary or appropriate, as evidenced by their execution of the Securities) and such other legends as may be applicable thereto, duly executed by the Company and authenticated (upon receipt of a Company Order for the authentication) by the Trustee or the Authenticating Agent as provided herein, which Securities, if to be held in global form by any Depositary, may be deposited on behalf of the holders of the Securities represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary.

                  Any Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon written instructions given by the holder of such Securities in accordance with the Indenture. Payment of principal, interest, and premium, if any, on any Global Security shall be made to the holder of such Global Security.

                  The Securities of each series shall have such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  The definitive Securities shall be printed, lithographed, or engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 303, set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

                  (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

                  (b) the limit, if any upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, or 1207 and except for any Securities that, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

                  (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (d) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, and any dates on which or circumstances under which, the Company shall have the right to extend or shorten such Stated Maturity or Maturities;

                  (e) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the date or dates from which any such interest or Additional Interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 311 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

                  (f) the place or places where the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

                  (g) the period or periods within or the date or dates on which, if any, the prices or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company, and if other than by a Board Resolution, the manner in which any election by the Company to redeem such Securities shall be evidenced;

                  (h) the obligation or the right, if any, of the Company to redeem, repay, or purchase the Securities of such series pursuant to any sinking fund, amortization, or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which Securities of the series shall be redeemed, repaid, or purchased, in whole or in part, pursuant to such obligation;

                  (i) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1000 and any integral multiple thereof;

                  (j) if other than U.S. currency, the currency or currencies (including any currency unit or units) in which the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of Outstanding;

                  (k) the additions, modifications, or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

                  (l) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (m) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (n) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

                  (o) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that referred to in Article Two and any circumstances in addition to or in lieu of those set forth in section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (p) the appointment of any Paying Agent or agents for the Securities of such series;

                  (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

                  (r) if such Securities are to be issued to a Trust, the form or forms of the Declaration and Guarantee relating thereto;

                  (s) if other than as set forth herein, the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not;

                  (t) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

                  (u) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

                  (v) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(6)).

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution as set forth, or determined in the manner provided, in such Officers' Certificate or in any Indenture Supplemental hereto.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Eleven.

                  The Securities shall be redeemable as provided in Article Twelve.

SECTION 302.  Denominations.

                  The Securities of each series shall be issuable only in registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof, unless otherwise specified as contemplated by
Section 301.

SECTION 303.  Execution, Authentication, Delivery, and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by
Section 301, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions, and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate, upon receipt of a Company Order for the authentication, and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms of such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  Registration; Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall, upon receipt of a Company Order for authentication, authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee, upon receipt of a Company Order for authentication, shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities other than exchanges pursuant to Sections 304, 906, or 1207 not involving any transfer.

                  If the Securities are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of, or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1204 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.  Mutilated, Destroyed, Lost, and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee, upon receipt of a Company Order for the authentication, shall authenticate and make available for delivery in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss, or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security of the same series has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall, upon receipt of a Company Order for the authentication, authenticate and make available for delivery, in lieu of any such destroyed, lost, or stolen Security, a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Company in its discretion may, subject to the preceding paragraph, pay such Security instead of issuing a new Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents and counsel) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost, or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost, or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.

SECTION 307. Payment of Interest and Additional Interest; Interest Rights Preserved.

                  Interest and Additional Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest and any Additional Interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any security of any series that is issued between a
                                     15

Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 301 with respect to the related series of Securities.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series may be listed, and if so listed, upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee in its sole discretion.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue which, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any officer, director, employee, or agent of the Company or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any Global Security held on behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy, or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interest, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

SECTION 309.  Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer, or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in a manner customary to the Trustee, provided, however, that the Trustee may but shall not be required to destroy such Securities. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

SECTION 310.  Computation of Interest.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities of each series for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

SECTION 311.   Deferrals of Interest Payment Dates.

                  If specified as contemplated by Section 301 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 301 (each, an "Extension Period"), during which Extension Periods the Company shall, if so specified as contemplated by Section 301, have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; and provided further however that during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities of such series or (iii) make any guarantee payment with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior to the Securities of such series (other than (a) repurchases, redemptions, or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan, or other similar arrangement with or for the benefit of any one or more employees, officers, directors, or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any rights plan, or the issuance of rights, stock, or other property under any rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options, or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options, or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities, or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 301. The Company shall give the Holders of the Securities of such series and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to any Securities of a series issued to a Trust, so long as any such Securities are held by such Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which distributions on the Capital Securities of such Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Capital Securities of the record date or the date such Distributions are payable.

SECTION 312.  Right of Set-off.

                  With respect to the Securities of a series initially issued to a Trust, notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a related payment under the Guarantee relating to such Security or to a holder of Capital Securities pursuant to an election undertaken pursuant to this Indenture.

                  Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state, and local tax purposes it is intended that such Security constitutes indebtedness.

SECTION 313.  CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.

SECTION 314.  Global Securities.

                  (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and the Company is unable to locate a qualified successor, (ii) the Company executes and delivers to the Trustee a Company Order stating that the Company elects to terminate the book-entry system through the Depositary, or (iii) there shall have occurred and be continuing an Event of Default.

                  (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced, subject to Section 305, or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the applicable procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by written registration instructions, the Trustee shall, subject to Section 314(b) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange written for such Global Security (or any portion thereof) in accordance with the written instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906, or 1207, or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) Securities distributed to holders of book-entry Capital Securities upon the dissolution of a Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Capital Securities other than book-entry Capital Securities upon the dissolution of a Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

                  (f) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the applicable procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its participants. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

                  (g) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its participants.


                                  ARTICLE FOUR

                     SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 401.  Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the expense of the Company, shall execute instruments supplied by the Company acknowledging satisfaction and discharge of this Indenture, when (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of subclause (B) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity or Redemption Date, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Legal Defeasance.

                  In addition to discharge of this Indenture pursuant to Section 401, in the case of any Securities of a series with respect to which the exact amount described in subparagraph (a) of Section 404 can be determined at the time of making the deposit referred to in such subparagraph (a), the Company shall be deemed to have paid and discharged the entire indebtedness on all such Securities as provided in this Section on and after the date the conditions set forth in Section 404 are satisfied, and the provisions of this Indenture with respect to the Securities shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost, or stolen Securities, (iii) maintenance of a Paying Agent, (iv) rights of Holders of Securities to receive, solely from the trust fund described in subparagraph (a) of Section 404, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), (v) the rights, obligations, duties, and immunities of the Trustee hereunder, (vi) this Section 402, and (vii) the rights of the Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Legal Defeasance"), and the Trustee, at the cost and expense of the Company, shall acknowledge the same.

SECTION 403.  Covenant Defeasance.

                  In the case of any Securities of a series with respect to which the exact amount described in subparagraph (a) of Section 404 can be determined at the time of making the deposit referred to in such subparagraph
(a), (x) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost, or stolen Securities, (iii) maintenance of a Paying Agent, (iv) rights of Holders of Securities to receive, from the Company pursuant to Section 1001, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), (v) the rights, obligations, duties, and immunities of the Trustee hereunder, and (vi) the rights of the Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and (y) the occurrence of any event specified in
Section 501(3) (with respect to any of the covenants specified in or pursuant to this Indenture) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities as provided in this Section on and after the date the conditions set forth in Section 404 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost and expense of the Company, shall acknowledge the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition, or limitation set forth in any such covenant (to the extent so specified in the case of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.

SECTION 404.  Conditions to Legal Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 402 or 403 to the Outstanding Securities:

                  (a) with reference to Section 402 or 403, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities (i) cash in an amount, (ii) direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will ensure the availability of cash, (iii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of and interest, if any, on all Securities on each date that such principal or interest, if any, is due and payable;

                  (b) in the case of Legal Defeasance under Section 402, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain, or loss for federal income tax purposes as a result of such deposit and Legal Defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and Legal Defeasance had not occurred;

                  (c) in the case of Covenant Defeasance under Section 403, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities will not recognize income, gain, or loss for federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to federal income tax on the same amount in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred;

                  (d) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with.

SECTION 405.  Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine in its sole discretion, to the Persons entitled thereto, of the principal and interest (including any Additional Interest) for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

SECTION 406.  Indemnity for U.S. Government Obligations.

                  The Company shall pay and indemnify the Trustee and its officers, directors, employees, and agents against any tax, fee, or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal or interest received in respect of such obligations other than any such tax, fee, or other charge that by law is for the account of the Holders of Outstanding Securities.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

                  "Event of Default" wherever used herein with respect to the Securities of any series, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body except as may be specified pursuant to Section 301):

                  (1) failure for 30 days to pay any interest, including any Additional Interest in respect thereof, on the Securities when due (subject to the deferral of any due date in the case of an Extension Period); or

                  (2) failure to pay any principal (or premium, if any) of any Security of that series when due, whether at Maturity, upon redemption, or otherwise;

                  (3) failure on the part of the Company to observe or perform in any material respect any other covenant herein or in the Securities of that series that continues 90 days after written notice to the Company from the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

                  (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

                  (6) any other Event of Default provided with respect to Securities of that series.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default occurs with respect to Securities of any series at the time Outstanding and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of and the interest on all the Securities of that series and any other amounts payable hereunder to be due and payable immediately, provided, however, that if upon an

Event of Default, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series fail to declare the payment of all amounts on the Securities to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the related series of Capital Securities issued by such Trust then outstanding shall have such right, by a notice in writing to the Company (and to the Trustee if given by Holders or the holders of Capital Securities) and upon any such declaration such principal and all accrued interest (including any Additional Interest) shall become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities, (B) any accrued Additional Interest on all Securities of such series to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, (C) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel; and (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. In the case of Securities of a series initially issued to a Trust, if the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate liquidation amount of the related series of Capital Securities issued by such Trust then outstanding shall have such right. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if:

                  (1) default is made in the payment of any interest (including any Additional Interest) on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the monies adjusted or decreed to be payable in the manner provided by law out of the property of the Company or any other obligator upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee may File Proofs of Claim.

                  In case of any receivership, insolvency, liquidation, arrangement, adjustment, composition, or other similar judicial proceeding relative to the Company (or any other obligor upon the Securities), its property, or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel, and any other amounts due the Trustee under Section 607. No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee may Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of any express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

                  Subject to Article Eleven, any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, upon presentation of the Securities and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable as such series of Securities for principal and interest (including any Additional Interest), respectively; and

                  THIRD:  To the Company, if any balance shall remain.

SECTION 507.  Limitation on Suits.

                  Subject to Section 508, no Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses, and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal and Interest;
             Capital Security Holders' Rights.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section
307) interest (including any Additional Interest) on such Security on the respective Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  In the case of Securities of a series issued to a Trust, any registered holder of the series of Capital Securities issued by such Trust shall have the right, upon the occurrence of an Event of Default, to institute a proceeding for enforcement of payment to such holder directly of the principal of or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities as such holder on or after the respective due date specified in the Securities. The Company may not amend this Section without the prior written consent of the holders of all of the Capital Securities. Notwithstanding any payment made to such holder of Capital Securities by the Company in connection with such a Direct Action (as defined in the Declaration), the Company shall remain obligated to pay the principal of or interest on the Securities held by the Trustee or the Property Trustee and the Company shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Company to such holder in any Direct Action (as defined in the Declaration). A holder of Capital Securities will not be able to exercise directly any other remedy available to the Holders of the Securities.

SECTION 509.  Restoration of Rights and Remedies.

                  If the Trustee, any Holder, or any holder of Capital Securities issued by any Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder or holder of Capital Securities, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders or holder of Capital Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders or holder of Capital Securities shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security with respect to Securities of the related series or any holder of Capital Securities to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of the related series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to holders of Capital Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders or holders of the Capital Securities, as the case may be.

SECTION 512.  Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

                  Subject to Sections 902 and 1008 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series affected thereby may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

                  (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

provided, however, that such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation amount of Capital Securities shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each of the Outstanding Securities is required, such waiver shall not be effective until each holder of the Capital Securities shall have consented to such waiver.

                  Upon any such waiver, such default shall cease to exist, effective as of the date specified in such waiver (and effective retroactively to the date of default, if so specified) and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest on any Security.

SECTION 515.  Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay, or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                     TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  The Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

                  The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of a series, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of a series.

SECTION 602.  Notice of Defaults.

                  The Trustee shall give the Holders notice of any default known to it hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that except in the case of a default in the payment of the principal of or interest (including any Additional Interest) on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; provided, further, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series. For purposes of this Section, the Trustee shall not be deemed to have knowledge of a default unless a Responsible Officer of the Trustee has actual knowledge of such default or has received written notice of such default in the manner contemplated by Section 105.

SECTION 603.  Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its choice (and such counsel may be counsel to the Company or any of its Affiliates and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its sole discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (i) in the event that the Trustee is also acting as Paying Agent, Security Registrar, or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article Six shall also be afforded to such Paying Agent, Security Registrar, or transfer agent.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee, nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  Trustee and Other Agents may Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent. Money held by the Trustee in trust hereunder shall not be invested by the Trustee pending distribution thereof to the holders of the Securities.

SECTION 606.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  Compensation; Reimbursement; and Indemnity.

                  The Company, as issuer of the Securities, agrees:

                  (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify each of the Trustee and any predecessor Trustee and their respective officers, directors, employees, and agents, for, and to hold it harmless against, any and all loss, damage, claim, liability, or expense, including taxes (other than taxes based on the income, revenues, or gross receipts of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements, and advances, and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a lien prior to the Securities upon all property and lands held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premiums, if any, on) or interest (including any Additional Interest) on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its agents and counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state liquidation, insolvency, or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

SECTION 608.  Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

SECTION 610.  Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of one or more series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case,
         (i) the Company by a Board Resolution may remove the Trustee with respect to the Securities of all series issued hereunder, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of all series issued hereunder and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal, or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

                  (a) Every successor Trustee appointed hereunder with respect to all Securities shall execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee; provided that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and conform to, and to vest in, each successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Truster shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment or such successor Trustee relates.

                  (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 611, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of the Securities as they appear on the Security Register. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article. The Trustee shall not be liable for the acts or omissions of any successor Trustee. The Trustee shall be paid all amounts owed to it upon its resignation or removal.

SECTION 612.  Merger, Conversion, Consolidation, or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not made available for delivery, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and make available for delivery the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or becomes a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.  Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities or such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof, or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State or Territory thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in the Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustees and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its service under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in certificate of authentication in the following form:

                  This is one of the Securities of the series designed therein referred to in the within mentioned Indenture.


Dated:                                    The Chase Manhattan Bank,
                                          As Trustee


                                          By:
                                              -------------------------------
                                                   As Authenticating Agent

                                          By:
                                             ---------------------------------
                                                   Authorized Officer



                                  ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders to the extent the Company has knowledge thereof as of a date not more than 15 days prior to the delivery thereof, and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701, and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any officer, director, employee, or agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  Reports by Trustee.

                  (a) The Trustee shall transmit to Holders no later than 60 days after May 15 of each year commencing in 1999 such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee, in writing, when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents, or reports required to be filed with the Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer, or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, or trust, shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) for so long as Securities registered on the Securities Register in the name of the Trust (or the Property Trustee) are outstanding, such consolidation, merger, conveyance, transfer, or lease is permitted under the Declaration and the Guarantee and does not give rise to any breach or violation of the Declaration or the Guarantee;

                  (4) any such lease shall provide that it will remain in effect so long as any Securities of a series are Outstanding; and

                  (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer, or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 601, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 801.

SECTION 802.  Successor Person Substituted.

                  Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer, or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and, in the event of any such conveyance, transfer, or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

                  Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions, and limitations in this Indenture prescribed, the Trustee shall authenticate, upon receipt of a Company Order for the authentication, and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to convey, transfer, assign, mortgage, or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

                  (3) to establish the form and terms of Securities of any series as permitted by Article Two or Section 301; or

                  (4) to add to the covenants of the Company for the benefit of the Holders of all or any series of the Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of the series specified), or to surrender any right or power herein conferred upon the Company; or

                  (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of the series specified); or

                  (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall (a) become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (b) not apply to any Outstanding Securities; or

                  (7) to cure any ambiguity or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this clause (7) shall not adversely affect the interests of the Holders of the Securities of any series or, so long as any of the corresponding series of Capital Securities shall remain Outstanding, the holders of the Capital Securities; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to comply with any requirement of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 902.  Supplemental Indentures With Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental Indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such series of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

                  (1) change the Stated Maturity of, the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or extend the time of payment of interest thereon (except such extension as is contemplated hereby), or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, that, so long as any of the Capital Securities of a series issued to a Trust remains outstanding, no such amendment shall be made that adversely affects the holders of the Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such outstanding Capital

Securities unless and until the principal of and any premium on the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

                  A supplemental indenture that changes or eliminates any covenant or other provisions of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or any corresponding series of Capital Securities of a Trust that holds the securities of any series, or that modifies the rights of the Holders of Securities of such series or holders of such Capital Securities of such corresponding series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or holders of Capital Securities of any other such corresponding series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trust created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity With Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated, upon receipt of a Company Order for the authentication, and made available for delivery by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal and Interest.

                  The Company agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of that series in accordance with the terms of such Securities and this Indenture and comply with all other terms and conditions and agreements contained herein.

SECTION 1002.  Maintenance of Office or Agency.

                  The Company will maintain in the City of New York for any series of Securities an office or agency where Securities of that series may be presented or surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, and demands.

                  The Company may also from time to time designate one or more other offices or agencies in the United States where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on, or at the option of the Company, before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee, in writing, of its action or failure so to act. In such case the Company shall not invest the amount so segregated and held in trust pending the distribution thereof.

                  Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest (including any Additional Interest) on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee, in writing, of its action or failure so to act; provided, however, that any such deposit on a due date shall be made no later than 10:00 a.m. (New York time) on the due date in same-day funds.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect to any Security of a series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in the trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal or interest (including any Additional Interest) or any Security that has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust, if such principal or interest has not been claimed by the Holder of the Security upon which such payments are due with in one year of the date such principal and interest became due and payable; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee and its officers, directors, employees, and agents or such Paying Agent and its officers, directors, employees, and agents with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Statements by Officers as to Default.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders and, while any Capital Securities are Outstanding, the holders of the Capital Securities.

SECTION 1006.  Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterment, and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007.  Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments, and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits, or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials, and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary that comprise more than 10% of the assets of the Company and its Subsidiaries, taken as a whole; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, or claim whose amount, applicability, or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.  Waiver of Certain Covenants.

                  Except as otherwise specified or as contemplated by Section 301 for Securities, the Company may, with respect to the Securities, omit in any particular instance to comply with any term, provision, or condition set forth in any covenant provided pursuant to Section 901(3) or 901(4) for the benefit of the Holders if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no waiver shall extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition shall remain in full force and effect.

SECTION 1009.  Payment of the Trust's Costs and Expenses.

                  Since the Trust is being formed solely to facilitate an investment in the Securities, the Company, as borrower, hereby covenants to pay all debts and obligations (other than with respect to the Capital Securities and Common Securities) and all costs and expenses of the Trust (including, but not limited to, all costs and expenses relating to the organization of the Trust, the fees and expenses of the Trustees and their agents and counsel, and all costs and expenses relating to the operation of the Trust) and to pay any and all taxes, duties, assessments, or governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States, or any other taxing authority, so that the net amounts received and retained by the Trust and the Property Trustee after paying such expenses will be equal to the amounts the Trust and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on the Trust, provided that the Trust is the holder of the Junior Subordinated Debentures. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses, and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

SECTION 1010.  Restrictions on Payments and Distributions.

                  The Company covenants and agrees with each Holder of Securities of each series that it will not, and will not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal, interest, or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company that rank pari passu with or junior in interest to the Securities, or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) repurchases, redemptions, or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan, or other similar arrangement with or for the benefit of any one or more employees, officers, directors, or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of common stock (or securities convertible into or exchangeable for common stock) as consideration in an acquisition transaction that was entered into prior to the commencement of an Extension Period, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock,
(c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock, or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options, or other rights where the dividend stock or stock issuable upon exercise of such warrants, options, or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock) if at such time (x) there shall have occurred any event of which the Company has actual knowledge that (I) with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (II) in respect of which the Company shall not have taken reasonable steps to cure, (y) the Company shall be in default with respect to its payment of any obligations under the Guarantee or (z) the Company shall have given notice of its election of an Extension Period as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

                  The Company also covenants with each Holder of Securities of a series issued to a Trust (i) to hold, directly or indirectly, 100% of the Common Securities of such Trust, provided that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) as holder of such

Common Securities, not to voluntarily terminate, wind-up, or liquidate such Trust, other than (a) in connection with a distribution of the Securities of such series to the holders of the related Capital Securities in liquidation of such Trust, or (b) in connection with certain mergers, consolidations, or amalgamation permitted by the related Declaration, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Declaration, to cause such Trust to continue not to be taxable as a company for United States federal income tax purposes.

SECTION 1011.  Original Issue Discount.

                  For each year during which any Securities that were issued with original issue discount are Outstanding, the Company shall furnish to each Paying Agent in a timely fashion, but no later than fifteen (15) days prior to the date on which the Paying Agent is required to file Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended, such information as may be requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to
Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each $1,000 of principal amount at Stated Maturity of Outstanding Securities during such year.

SECTION 1012.  Additional Sums.

                  In the case of the Securities of a series initially issued to a Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 301, if (i) a Trust is the Holder of all the Outstanding Securities of such series, and (ii) a Tax Event has occurred and is continuing in respect of such Trust, the Company shall pay to such Trust (and its permitted successors or assigns under the related Declaration) for so long as such Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Declaration)) then due and payable by such Trust on the related Capital Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Sum"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were, or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 311 or the Securities shall not defer the payment of any Additional Sums that may be due and payable.

                                 ARTICLE ELEVEN

                           SUBORDINATION OF SECURITIES

SECTION 1101.  Securities Subordinate to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of and interest on each and all of the Securities of each and every series are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness.

                  The provisions of this Article Eleven are made for the benefit of the holders of Senior Indebtedness and such holders are made obligee hereunder and any one or more of them may enforce such provisions. Holders of Senior Indebtedness need not prove reliance on the subordination provisions hereof.

SECTION 1102.  Default on Senior Indebtedness.

                  In the event and during the continuation of any default in the payment of principal, premium, interest, or any other payment due on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled) or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment shall be made by the Company with respect to the principal (including redemption payments) of, or interest on, any of the Securities.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the preceding paragraph of this Section 1102, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee, in writing, within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 1103. Prior Payment of Senior Indebtedness Upon Acceleration of Securities.

                  In the event that the Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts then due on or in respect of such Senior Indebtedness (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities, by the Company on account of the principal of or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that holders of Senior Indebtedness shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Senior Indebtedness to pay such amounts over to the obligee on trade accounts payable or other liabilities arising in the ordinary course of the Company's business.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the preceding paragraph of this Section 1103, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee, in writing, within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 1104.  Liquidation; Dissolution.

                  Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property, or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in insolvency, receivership, or other proceedings, all principal of, and premium, if any, and interest due or to become due upon all Senior Indebtedness (including interest after the commencement of any insolvency, receivership, or other proceedings at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in any such proceeding) shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of substantially all of the assets of the Company of any kind or character, whether in cash, property, or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article Eleven, shall be paid by the Company or by any receiver, liquidating trustee, agent, or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full (including interest after the commencement of any insolvency, receivership, or other proceedings at the rate specified in the applicable Senior Indebtedness, whether or not such interest is in an allowable claim in any such proceeding) or to provide for such payment in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee or the Property Trustee on behalf of the Holders of Capital Securities; provided, however, that such holders of Senior Indebtedness shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Senior Indebtedness to pay such amounts over to the obligee on trade accounts payable or other liabilities arising in the ordinary course of the Company's business.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property, or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full (including interest after commencement of any insolvency, receivership, or other proceedings at the rate specified in the applicable Senior Indebtedness, whether or not such interest is an allowable claim in any such proceeding), or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  Any holder of Senior Indebtedness may file any proof of claim or similar instrument on behalf of the Trustee and the Holders if such instrument has not been filed by the date which is 30 days prior to the date specified for filing thereof.

                  For purposes of this Article Eleven, the words "cash, property, or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other company provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Eleven with respect to the Securities to the payment of all Senior Indebtedness that may at the time be outstanding, provided, however, that (i) the Senior Indebtedness is assumed by the new company, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or merger of the Company into, another company or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another company upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation, or reorganization for the purposes of this Section 1104 if such other company shall, as a part of such consolidation, merger, conveyance, or transfer, comply with the conditions stated in Article Eight hereof. Nothing in Section 1103 or in this Section 1104 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1105.  Subrogation.

                  Subject to the payment in full of all Senior Indebtedness to the extent provided in Sections 1103 and 1104, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property, or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property, or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Eleven, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Eleven are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness on the other hand.

                  Nothing contained in this Article Eleven or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eleven of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article Eleven, the Trustee, subject to the provisions of
Section 601, and the Holders of the Securities, shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation, or reorganization proceedings are pending, or a certificate of the receiver, liquidation trustee, agent, or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article Eleven.

SECTION 1106.  Trustee to Effectuate Subordination.

                  Each Holder of a Security by acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate in the sole and absolute discretion of the Trustee to effectuate the subordination provided in this Article Eleven and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 1107.  Notice by the Company.

                  The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eleven. Notwithstanding the provisions of this Article Eleven or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eleven, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1107 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to such date.

                  The Trustee, subject to the provisions of Section 601, shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eleven, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eleven, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1108.  Rights of the Trustee; Holders of Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Eleven in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eleven, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Securities, the Company, or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Eleven or otherwise.

SECTION 1109.  Subordination May Not Be Impaired.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions, and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place, or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release, or otherwise deal with any property pledged, mortgaged, or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

SECTION 1201.  Applicability of this Article.

                  Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of a series shall be subject to partial redemption only in the amount of $1,000 or any integral multiple thereof.

SECTION 1202.  Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities of a series shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days (unless a shorter notice shall be satisfactory to the Trustee) and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee and, in the case of Securities of a series held by a Trust, the Property Trustee under the related Declaration, in writing, of such Redemption Date and of the principal amount of Securities of the applicable series to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1204. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

SECTION 1203.  Selection by Trustee of Securities to be Redeemed.

                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected by lot (or such other method of selection as the Trustee may customarily employ) not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1204.  Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 (provided that the Trustee shall itself have received notice not less than 45 days prior to the Redemption Date) nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall identify the Securities of such series to be redeemed (including CUSIP number) and shall state:

                  (1)  the Redemption Date,

                  (2) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimated is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated),

                  (3) if less than all Outstanding Securities of such particular series are to be redeemed, the identification (and in the case of a partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed or portion thereof and that interest thereon (including Additional Interest) will cease to accrue on and after such date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                  (6) that the redemption is for a sinking fund, if such is the case, and

                  (7) such other provisions as may be required in respect of the terms of a particular series of Securities.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 1205.  Deposit of Redemption Price.

                  On or prior to the Redemption Date specified in the notice of redemption given as provided in Section 1204, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including any Additional Interest) on, all the Securities which are to be redeemed on that date; provided, however, that any such deposit on a Redemption Date shall be initiated no later than 11:00 a.m. (New York time) in same-day funds.

SECTION 1206.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest (including any Additional Interest)) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1207.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder therefor or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate, upon receipt of a Company Order for the authentication, and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  In case of the Securities of a series initially issued to a Trust, except as otherwise specified as contemplated by Section 301, the Company, at its option and subject to receipt of prior approval by the Federal Reserve if such approval is then required under applicable capital guidelines or policies, may redeem such Securities (i) on or after the date specified in such Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Special Event, at any time within 90 days following the occurrence and during the continuation of such Special Event, in whole (but not in part), in each case at a Redemption Price of 100% unless specified in such Security, together with accrued and unpaid interest (including any Additional Interest) to the Redemption Date.

                  If less than all the Securities of any such series are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Declaration related to the Trust to which such Securities were issued, including any requirement in such Declaration as to the minimum Liquidation Amount (as defined in such Declaration) of Capital Securities that may be held by a holder of Capital Securities thereunder.



                                ARTICLE THIRTEEN

                                  SINKING FUNDS


SECTION 1301. Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

                  The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount that is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

SECTION 1302. Satisfaction of Sinking Fund Payments with Securities.

                  In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at it option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1303. Redemption of Securities for Sinking Fund.

                  Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 301) and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate) by the due date hereof, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 1302 and without the right to make the optional sinking fund payment with respect to such series at such time.

                  Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series which unused balance shall not include funds allocated to a preceding sinking fund for which the related Securities have not been presented for payment shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in
Section 1003) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in
Section 1003) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 301) equal to the principal (and premium, if any) and any interest (including any Additional Interest) accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 1303.

                  Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series OF WHICH A RESPONSIBLE OFFICER OF THE TRUSTEE HAS ACTUAL KNOWLEDGE, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article Thirteen. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 1303.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        HUNTINGTON BANCSHARES INCORPORATED


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:



                                        THE CHASE MANHATTAN BANK,
                                        not in its individual
                                        capacity, but solely as Trustee
                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit A


                       HUNTINGTON BANCSHARES INCORPORATED

                    JUNIOR SUBORDINATED DEBENTURE DUE _____

                                $---------------
                                    NO. ____

                  HUNTINGTON BANCSHARES INCORPORATED, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Chase Manhattan Bank, as Trustee, or registered assigns, the principal sum of _____________________ ($_____________) on ____________, 20___, [if the Security
is a Global Security, then insert, if applicable --, or such other principal amount represented hereby as may be set forth in the records of the Security Registrar hereinafter referred to in accordance with the Indenture.] The Corporation further promises to pay interest on said principal sum from ______, 19___, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [monthly/ quarterly/ semi-annually] [if applicable, insert -- (subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each year, commencing ________, 19__, at [a variable annual rate equal to _______ plus .___%/the annual rate of ___%] [if applicable, insert -- together with Additional Sums, if any, as provided in the Indenture until the principal hereof is paid or duly provided for or made available for payment] [ if applicable, insert -- ; provided that any overdue principal, premium, or Additional Sums and any overdue installment of interest shall bear Additional Interest at [a variable annual rate equal to _______ plus
 .___%/the annual rate of ___%] (to the extent that the payment of such interest shall be legally enforceable)], compounded [monthly/ quarterly/ semi-annually], from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The amount of interest payable will be computed on the basis of [a 360-day/the actual number of days elapsed in a] year of twelve 30-day months.

         In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is the next succeeding calendar year, such payment of the interest payable shall be on the immediately proceeding Business Day, with the same force and effect as if made on the date the payment was originally payable.

         The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name the Securities (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the fifteenth day of the month of such Interest Payment Date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Securities for one or more Predecessor Securities is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for up to __ consecutive _________ periods (each, an "Extension Period"), provided that no Extension Period may extend past the Maturity of this Security. There may be multiple Extension Periods of varying lengths during the term of this Security. At the end of each Extension Period, if any, the Company shall pay all interest then accrued and unpaid, together with interest thereon, compounded _________ at the rate specified on this Security to the extent permitted by applicable law.

         During any such Extension Period, the Company may not, and may not permit any subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal, interest, or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company that rank pari passu with or junior in interest to the Securities, or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu or junior in interest to the Securities (other than (a) repurchases, redemptions, or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan, or other similar arrangement with or for the benefit of any one or more employees, officers, directors, or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of common stock (or securities convertible into or exchangeable for common stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period), (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock, or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options, or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options, or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

         Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period may exceed __ consecutive _________ periods or extend beyond the Stated Maturity of the Securities. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee notice of its election of such Extension Period at least one Business Day prior to the record date for the related interest payment.

                  Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) for Holders of Securities within an aggregate principal amount of at least $1,000,000, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and pari passu with all other series of Subordinated Debentures issued under the Indenture and the $200 million of obligations of the Company associated with the Outstanding Capital Securities, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  Reference is hereby made to the further provisions of this Security summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, Huntington Bancshares Incorporated has caused this instrument to be duly executed.

Dated: ____________, ______
                                         HUNTINGTON BANCSHARES INCORPORATED


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

         This Security is one of a duly authorized issue of securities (the "Securities") of Huntington Bancshares Incorporated (the "Company") issued and to be issued in one or more series under the Indenture, dated as of June 4, 1998 (the "Indenture"), between the Company and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Trustee, the Company, the holders of Senior Indebtedness, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- limited in principal amount of $____.]

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         At any time on or after ____________, 20__, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Security at the option of the Company, in whole or in part, at a Redemption Price equal to [100% of the principal amount of such Subordinated Debenture plus any accrued interest (including any Additional Interest) to but excluding the Redemption Date/ the following prices, expressed as percentages of the principal amount thereof, together with accrued interest (including any Additional Interest) to but excluding the Redemption Date, if redeemed during the twelve-month period beginning ________________:

            Year                                          Redemption Price
            ----                                          ----------------



and 100% on or after _________________.]

         If a Special Event (as defined in the Indenture) shall occur and be continuing, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Security at the option of the Company, without premium or penalty, in whole but not in part, at a Redemption Price equal to 100% of the principal amount so redeemed plus accrued but unpaid interest (including any Additional Interest) to the Redemption Date. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days notice, at the Redemption Price. If the Securities of this series are only partially redeemed by the Company, such Securities will be redeemed by lot (or such other method of selection as the Trustee may customarily employ). In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Indenture.

         The Indenture contains provisions for satisfaction and discharge or legal defeasance of the entire indebtedness of this Security and for the defeasance of certain covenants under the Indenture at any time upon compliance by the Company with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and the of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         [If the Security is not a Discount Security, insert -- As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by giving notice in writing to the Company (and to the Trustee if given by Holders) [if applicable, insert -- , provided that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the related Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee]; and upon any such declaration the principal amount of and accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XI of the Indenture.]

         [If the Security is a Discount Security, insert --] As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare an amount of principal of the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) [if applicable, insert -- , provided that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal amount of all the Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the related Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee.] The principal amount payable upon such acceleration shall be equal to [-- insert formula for determining amount.] Upon any such declaration, such amount of the principal of and accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XI of the Indenture. Upon payment
(i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium, and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on this Security shall terminate.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture (and subject to certain limitations therein set forth), the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Securities are issuable only in registered form without coupons in denominations of $______ and any integral multiple of $____ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities in this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States federal, state, and local tax purposes, it is intended that this Security constitute indebtedness.

         THE SECURITIES AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                   THE CHASE MANHATTAN BANK,
                                                       as Trustee


                                                    By:
                                                       -----------------------
                                                       Authorized Signatory


Dated: ____________, ______



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